Exhibit 10.16

U.S. Small Business Administration NOTE

SBA Loan #	88747570-04
SBA Loan Name	ANGION BIOMEDICA CORP., A DELAWARE CORPORATION
Date	04/21/2020
Loan Amount	$895,000.00
Interest Rate	1.00%
Borrower	ANGION BIOMEDICA CORP., A DELAWARE CORPORATION
Operating Company	N/A
Lender	Hanmi Bank

1.                                      PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of EIGHT HUNDRED NINETY-FIVE THOUSAND and 00/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2.                                      DEFINITIONS:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. No. 116-136, 134 Stat. 281 (Mar. 27, 2020).

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower.

“PPP” means the Paycheck Protection Program under the CARES Act, including the rules, regulations and guidance of the SBA with respect thereto.

“SBA means the Small Business Administration, an Agency of the United States of America.

3.                                      PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

This Loan is made pursuant to the PPP. Borrower agrees that it will comply with all SBA guidance under the CARES Act and the PPP as it applies to this Loan, regardless when enacted or supplemented.

Initial Deferment Period:  In accordance with the terms of the PPP, no payments are due on this Loan for 6 months from the date of first disbursement of this Loan. Interest will continue to accrue during the deferment period.

Loan Forgiveness:  Borrower may apply to Lender for forgiveness under the PPP of the amount due on this Loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this Loan:

a.              Payroll Costs

b.              Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of, or payment of, principal on a covered mortgage obligation)

c.               Any payment on a covered rent obligation

d.              Any covered utility payment

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the CARES Act. Not more than 25% of the amount forgiven can be attributable to non-payroll costs. If applicable, Borrower has received an Economic Injury Disaster Loan (“EIDL”) advance in the amount of $0.00. That amount shall be subtracted from the loan forgiveness amount. Subject to the eligible forgiveness amount determined by the SBA, any remaining principal and deferred interest will be amortized over the remaining term of this Note in equal monthly payments of principal and interest beginning on the seventh month from the month this Note is dated. Lender shall provide the calculation of the monthly amortization amount to Borrower not later than ten (10) business days prior to the date on which the first payment is due.

If the Borrower seeks forgiveness under the PPP, it shall submit an application with supporting documentation in accordance with the PPP. If the Loan is not fully forgiven, Borrower will remain liable for the full and punctual payment and satisfaction of the remaining outstanding principal balance of the loan plus accrued but unpaid interest.

Maturity:  This Note will mature two (2) years from date of disbursement of this loan.

Repayment Terms:  The interest rate on this Note is one percent (1.00%) per year. The interest rate is fixed and will not be changed during the life of the Loan.

Borrower must pay principal and interest payments every month, beginning seven months from the month of initial disbursement on this Note. Payments must be made on the first calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

All remaining principal and accrued interest is due and payable in 2 years from initial disbursement.

Loan Repayment:  Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:  (a) give Lender written notice; (b) pay all accrued interest; and (c) if the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date Lender received the notice, less any interest accrued during the 21 days and paid under (b) of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Non-Recourse:  Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the Loan, except to the extent that such shareholder, member or partner uses the Loan proceeds for an unauthorized purpose.

4.                                      DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.                                    Fails to do anything required by this Note and other Loan Documents;

B.                                    Defaults on any other loan with Lender;

C.                                    Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

D.                                    Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

E.                                     Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

F.                                      Fails to pay any taxes when due;

G.                                    Becomes the subject of a proceeding under any bankruptcy or insolvency law;

H.                                   Has a receiver or liquidator appointed for any part of their business or property;

I.                                        Makes an assignment for the benefit of creditors;

J.                                        Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower ‘s ability to pay this Note;

K.                                    Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender ‘s prior written consent; or

L.                                     Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5.                                      LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.                                    Require immediate payment of all amounts owing under this Note;

B.                                    Collect all amounts owning from the Borrower; or

C.                                    File suit and obtain judgment.

6.                                      LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

A.                                    Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. If Among other things, the expenses may include reasonable attorney’s fees and costs. Lender incurs any such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

B.                                    Release anyone obligated to pay this Note; and

C.                                    Take any action necessary to collect amounts owing on this Note.

7.                                      WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.                                      SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.                                      GENERAL PROVISIONS:

A.                                    All individuals and entities signing this Note are jointly and severally liable;

B.                                    Borrower waives all suretyship defenses;

C.                                    Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to comply with SBA requirements pursuant to the CARES Act and the PPP;

D.                                    Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them;

E.                                     Borrower may not use an oral statement of Lender or SBA that contradict or alter the written terms of this Note.

F.                                      If any part of this Note is unenforceable, all other parts remain in effect;

G.                                    To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee.

10.                               ASSIGNMENT:  AGREEMENT TO MAKE CHANGES TO THIS NOTE.

This Note is assignable by Lender in whole or in part without the consent of Borrower (including, without limitation, any assignment to SBA or any third-party at SBA’s direction) and is assignable by Borrower with the written consent of Lender. Borrower acknowledges that in order to disburse the loan proceeds to Borrower at the earliest possible time, Lender has prepared this Note based on its current understanding of the PPP. Borrower agrees that, if Lender deems it necessary or appropriate to amend this Note in any respect in order for this Note to comply with the PPP or for the SBA to guarantee all or any portion of the amounts outstanding under this Note, Borrower will sign and deliver to Lender any amendment to this Note or a new note in replacement of this Note, with the terms of any amendment or new Note retroactive to the date of this Note. Borrower will also execute any additional documentation the Lender or SBA requests that Lender or SBA believes is consistent with the purposes of the PPP.

11.                               STATE-SPECIFIC PROVISIONS:

N/A

12.                               BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

BORROWER: ANGION BIOMEDICA CORP., A DELAWARE CORPORATION

By	/s/ Jay Venkatesan
JAY R. VENKATESAN, President
of ANGION BIOMEDICA CORP.,
A DELAWARE CORPORATION

By	/s/ Jennifer Rhodes
JENNIFER RHODES, Secretary
of ANGION BIOMEDICA CORP.,
A DELAWARE CORPORATION

DISBURSEMENT AUTHORIZATION AND BORROWER CERTIFICATION

Principal	Loan Date	Maturity	Loan No
$895,000.00	04/21/2020	04/21/2022	77000199

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ANGION BIOMEDICA CORP., A DELAWARE CORPORATION 456 MONTGOMERY STREET, SUITE 1200 SAN FRANCISCO, CA 94101	Lender:	HANMI BANK SBA LOAN DEPARTMENT 3660 WILSHIRE BLVD., SUITE 917 LOS ANGELES, CA 90010

LOAN TYPE.  This is a Fixed Rate (1.000% initial rate) Nondisclosable SBA Paycheck Protection Program loan to a Corporation for $895,000.00, due on 04/21/2022.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X       Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is:  SBA Paycheck Protection Program.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Funds for the SBA Paycheck Protection Program loan will be deposited into a Hanmi Bank Demand Deposit Account. If you do not currently have an account, we will assist you in opening a new account in order to assist us with satisfying the bank’s obligations under the USA PATRIOT ACT. Please disburse the loan proceeds of for $895,000.00 as follows:

	Amount paid to Borrower directly:	$895,000.00
$895,000.00	Deposited to Account #50025696
	Note Principal:	$895,000.00

NOTICE FOR DISBURSEMENT.  The loan disbursement amount paid to Borrower and/or others on Borrower’s behalf can be changed depending on the loan disbursement date without a separate consent from Borrower. Fees and charges are estimated as of the anticipated closing date of this transaction. Borrower understands these charges may vary from the actual costs

CERTIFICATIONS AND AGREEMENTS.  Borrower has received a copy of the Authorization for this Loan from Lender, and acknowledges that:

a.              Borrower is an Eligible Borrower under the SBA Paycheck Protection Program as defined in applicable SBA regulations and is not an ineligible business under SBA regulations (13 CFR Sec. 120.110) except as otherwise permitted under the SBA Paycheck Protection Program.

b.              Borrower provided accurate, true and correct information in the SBA Paycheck Protection Program application, the documentation provided to Lender is correct and in the same form submitted to the IRS, and the amount of the Loan does not exceed the amount that Borrower is entitled to request.

c.               Borrower will use the proceeds of the Loan solely for purposes allowed under the SBA Paycheck Protection Program.

d.              Borrower acknowledges that if Borrower defaults on the loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the loan (to the extent any balance remains after loan forgiveness).

e.               Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower’s financial or business condition.

f.                Borrower will promptly notify Lender of the occurrence of any default under the Note evidencing this Loan.

g.               Borrower will not, without Lender’s consent, change its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

[SIGNATURE FOLLOWS]

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED 04/21/2020.

BORROWER:

ANGION BIOMEDICA CORP., A DELAWARE CORPORATION

By	/s/ Jay Venkatesan
JAY R. VENKATESAN, President of ANGION
BIOMEDICA CORP., A DELAWARE CORPORATION

By	/s/ Jennifer Rhodes
JENNIFER RHODES, Secretary of ANGION
BIOMEDICA CORP., A DELAWARE CORPORATION